CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED JULY 29, 2016,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2016, AS

RESTATED MARCH 1, 2016, AND UPDATED JULY 20, 2016

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

EMERGING MARKETS EQUITY FUND

Effective August 1, 2016, Vontobel Asset Management, Inc. (“Vontobel”) is no longer an investment sub-adviser of the Emerging Markets Equity Fund. As such, all references to Vontobel are removed from the SAI.

Effective August 1, 2016, Peter Gillespie and Kevin O’Hare are no longer Portfolio Managers of the Emerging Markets Equity Fund. As such, all references to Peter Gillespie and Kevin O’Hare are removed from the SAI.

Effective August 1, 2016, BlackRock Financial Management, Inc. (“BlackRock”) will commence as a new investment sub-adviser to the Emerging Markets Equity Fund.

Effective August 1, 2016, the following is added to the Other Accounts Managed by Portfolio Managers disclosure related to the Emerging Markets Equity Fund in the Portfolio Manager Disclosure table on page 61 of the SAI:

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Alan Mason(1)	330	$654.0 Billion	297	$469.4 Billion	0	$0
Greg Savage(1)	325	$662.3 Billion	85	$27.16 Billion	0	$0
Rachel Aguirre(2)	13	$14.68 Billion	82	$139.1 Billion	0	$0
Creighton Jue(2)	0	$0	19	$5.22 Billion	0	$0
Jennifer Hsui(2)	54	$82.79 Billion	0	$0	0	$0

(1)	Information is as of January 31, 2016.
(2)	Information is as of March 31, 2016.

INTERNATIONAL EQUITY FUND

Effective August 15, 2016, BlackRock Financial Management, Inc. (“BlackRock”) will commence as a new investment sub-adviser to the International Equity Fund.

Effective August 15, 2016, the following is added to the Other Accounts Managed by Portfolio Managers disclosure related to the International Equity Fund in the Portfolio Manager Disclosure table on page 60 of the SAI:

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Alan Mason(1)	330	$654.0 Billion	297	$469.4 Billion	0	$0
Greg Savage(1)	325	$662.3 Billion	85	$27.16 Billion	0	$0
Rachel Aguirre(2)	13	$14.68 Billion	82	$139.1 Billion	0	$0
Creighton Jue(2)	0	$0	19	$5.22 Billion	0	$0
Jennifer Hsui(2)	54	$82.79 Billion	0	$0	0	$0

(1)	Information is as of January 31, 2016.
(2)	Information is as of March 31, 2016.

Effective August 1, 2016, the following replaces the information pertaining to BlackRock Financial Management, Inc. under Portfolio Manager Compensation beginning on page 67 of the SAI:

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre and Hsui and Messrs. Jue, Mason and Savage is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Effective August 1, 2016, the following replaces the information pertaining to BlackRock Financial Management, Inc. under Potential Conflicts of Interest beginning on page 80 of the SAI:

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

As of May 31, 2016, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Alan Mason	None
Greg Savage, CFA	None
Rachel Aguirre	None
Creighton Jue, CFA	None
Jennifer Hsui, CFA	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE